Feb. 25, 2022
(Allspring Index Fund)
The Fund is a feeder fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies.
Because the Fund invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies, the following principal risks include those risks that result from the Fund’s investment in the master portfolio. In this section, references to the Fund should be read to include the Fund and the master portfolio, as appropriate.

The Fund’s performance will not correlate perfectly with that of the master portfolio due to the impact of the Fund’s fees and expenses and to the timing and magnitude of cash flows into and out of the Fund, which will create cash balances that cause the Fund’s performance to deviate from the performance of the master portfolio.